UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2007
                                                         ----------------
                               BE AEROSPACE, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


            DELAWARE                      0-18348                 06-1209796
--------------------------------------------------------------------------------
        (State or other           (Commission File Number)     (I.R.S. Employer
 jurisdiction of incorporation)                              Identification No.)


    1400 Corporate Center Way, Wellington, Florida                33414
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       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000
                                                           ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On January 30, 2007, BE Aerospace, Inc. (the "Company") issued a press release announcing the appointments of Charles L. Chadwell and Arthur E. Wegner as directors of the Company, effective January 29, 2007. Mr. Chadwell will serve on the Compensation Committee and Mr. Wegner will serve on the Audit Committee of the Board of Directors. Mr. Wegner is a Class I director and is expected to be nominated for re-election by stockholders at the Company's 2007 Annual Meeting of Stockholders. Mr. Chadwell is a Class III director and is expected to be nominated for re-election by stockholders at the Company's 2009 Annual Meeting of Stockholders. There was no arrangement or understanding between either Mr. Chadwell or Mr. Wegner and any other persons pursuant to which they were selected as directors and there are no related party transactions between Mr. Chadwell and Mr. Wegner and the Company.

         A copy of the Company's press release announcing the election of Mr. Chadwell and Mr. Wegner is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

   (c) Exhibits

   Exhibit No.     Description
   -----------     -----------

   99.1 Press release, dated January 30, 2007, issued by BE Aerospace, Inc. announcing the appointment of Charles L. Chadwell and Arthur E. Wegner to the Board of Directors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BE AEROSPACE, INC.

                                       By: /s/ Thomas P. McCaffrey
                                           -------------------------------------
                                           Name:  Thomas P. McCaffrey
                                           Title: Senior Vice President of
                                                  Administration and
                                                  Chief Financial Officer


Date: January 31, 2007